                                  EXHIBIT T3A-2

                          CERTIFICATE OF INCORPORATION
                                       OF
                                  AVIANCA, INC.

State of New York   }
                      ss:
Department of State }


I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

         Witness my hand and seal of the Department of State on

                                                             September 30, 2004.


[State of New York
Department of State                                /s/ [signature illegible]
SEAL]                                               -----------------------
                                                      Secretary of State

DOS-200 (Rev. 03/02)

X34NPV--NO PAR VALUE CERTIFICATE OF INCORPORATION                  JULIUS BLUNDER, INC. LAW BLANK PUBLISHERS
            Pursuant to Article of the                             SO EXCHANGE PLACE, AT BROADWAY, NEW YORK
            Stock Corporation Law.

                        CERTIFICATE OF INCORPORATION OF
                                 AVIANCA, INC.

             (PURSUANT TO ARTICLE TWO OF THE STOCK CORPORATION LAW)

         WE, THE UNDERSIGNED, DESIRING TO FORM A CORPORATION PURSUANT TO
ARTICLE TWO OF THE STOCK CORPORATION LAW OF THE STATE OF NEW YORK, DO HEREBY MAKE, SUBSCRIBE AND ACKNOWLEDGE THIS CERTIFICATE FOR THAT PURPOSE, AS FOLLOWS:--

         FIRST:--The name of the proposed corporation is

                                 AVIANCA, INC.

         SECOND:--The purposes for which this corporation is formed, are as follows, to wit:--

         To act as general agent and representative in North and South America and throughout the world for corporations, firms or individuals engaged in the travel and transportation business, particularly in the business of providing transportation by aircraft and to receive and secure reservations for such transportation as well as contract for, as principal or agent, the moving of cargo by air or otherwise and to generally serve those entities engaged in the business of tourism and travel such as, but not limited to travel agents, public common and private carriers and to negotiate as principal or agent for the charter, lease or hire of all means of transportation by land, sea and in the air, except that it will not engage in or perform those duties, acts or things pertinent to the function of a public carrier or carrier for hire and

         To take, buy, exchange, lease or otherwise acquire real estate and any interest or right therein, and to hold, own, operate, control, maintain, manage and develop the same and to construct, maintain, alter, manage and control directly or through ownership of stock in any other corporation any and all kinds of buildings, stores, offices, warehouses, mills, shops, factories, machinery and plants, and any and all other structures and erections which may at any time be necessary, useful or advantageous for the purposes of this corporation.

         To sell, assign and transfer, convey, lease, or otherwise alienate or dispose of, and to mortgage or otherwise encumber the lands, buildings, real and personal property of the corporation wherever situated, and any and all legal and equitable interests therein.

         To purchase, sell, lease, manufacture, deal in and deal with every kind of goods, wares and merchandise, and every kind of personal property, including patents and patent rights, chattels, easements, privileges and franchises which may lawfully be purchased, sold, produced or dealt in by corporations formed under Article Two of the Stock Corporation Law of the State of New York.

         To purchase, acquire, hold and dispose of the stocks, bonds and other evidences of indebtedness of any corporation, domestic or foreign, and to issue in exchange therefor its stocks, bonds or other obligations, and to exercise in respect thereof all the rights, powers and privileges of individual owners, including the right to vote thereon; and to aid in any manner permitted by law any corporation of which any bonds or other securities or evidences of indebtedness or stocks are held by this corporation, and to do any acts or things designed to protect, preserve, improve or enhance the value of any such bonds or other securities or evidence of indebtedness or stock.

         The foregoing and following clauses shall be construed as objects and powers in furtherance and not in limitation of the general powers conferred by the laws of the State of New York; and it is hereby expressly provided that the foregoing and following enumeration of specific powers shall not be held to limit or restrict in any manner the powers of this corporation, and that this corporation may do all and everything necessary, suitable or proper for the accomplishment of any of the purposes or objects hereinabove enumerated either alone or in association with other corporations, firms, or individuals, to the same extent and as fully as individuals might or could do as principals, agents, contractors or otherwise.

         Nothing in this certificate contained, however, shall authorize the corporation to carry on any business or exercise any powers in any state or country which a similar corporation organized under the laws of such state or country could not carry on or exercise; or to engage within or without the State of New York, in the business of a lighting or a transportation corporation, or in the common carrier business, or to issue bills, notes or other evidence of debt for circulation as money.

         The total number of shares which may be issued by the corporation is TWO HUNDRED (200) shares of common stock all of which shall be without par value.

         The capital of the corporation shall be at least equal to the sum of the aggregate par value of all issued shares having par value, plus the aggregate amount of consideration received by the corporation for the issuance of shares without par value, plus such amounts as, from time to time, by resolution of the Board of Directors, may be transferred thereto.

         FOURTH: -- The office of the corporation is to be located in the City
of New York, County of New York       , State of New York. The address to which
the Secretary of State shall mail a copy of any process against the corporation which may be served upon him pursuant to law is 342 Madison Avenue, New York 17, New York.

         FIFTH: -- The duration of said corporation shall be perpetual.

         SIXTH: -- The number of directors shall be not less than three nor more than five, who need not be stockholders.

         SEVENTH: -- The names and post-office addresses of the directors until the first annual meeting of the stockholders, are as follows: --

         NAMES                               POST OFFICE ADDRESSES

Leonard W. Diamond                           55 William Street
                                             New York 5, N.Y.

Morton D. Elkind                             55 William Street
                                             New York 5, N.Y.

Henry Elkind                                 55 William Street
                                             New York 5, N.Y.

         EIGHTH: -- The names and post-office addresses of the subscribers of this certificate of incorporation and a statement of the number of shares which each agrees to take in the corporation, are as follows:

         NAMES                       POST OFFICE ADDRESSES      NUMBER OF SHARES

Leonard W. Diamond                   55 William Street          One (1)
                                     New York 5, N.Y.

Morton D. Elkind                     55 William Street          One (1)
                                     New York 5, N.Y.

Henry Elkind                         55 William Street          One (1)
                                     New York 5, N.Y.

         NINTH: -- The Secretary of State is designated as the agent of the corporation upon whom process in any action or proceeding against it may be served.

         TENTH: -- All of the subscribers of this certificate are of full age, and that at least two-thirds of them are citizens of the United States, and that at least one of them is a resident of the State of New York and at least one of the persons named as a director is a citizen of the United States and a resident of the State of New York.

         IN WITNESS WHEREOF, we have made, subscribed and acknowledged this certificate this 30th day of April, 1958.



                                    /s/ Leonard W. Diamond
                                    -------------------------(L.S.)



                                    /s/ Morton D. Elkind
                                    -------------------------(L.S.)



                                    /s/ Henry Elkind
                                    -------------------------(L.S.)

STATE OF NEW YORK         SS:
COUNTY OF NEW YORK

         ON THIS 30TH DAY OF APRIL, 1958, BEFORE ME PERSONALLY CAME

LEONARD W. DIAMOND, MORTON D. ELKIND AND HENRY ELKIND

TO ME KNOWN TO BE THE PERSONS DESCRIBED IN AND WHO EXECUTED THE FORGOING CERTIFICATE OF INCORPORATION AND THEY THEREUPON SEVERALLY DULY ACKNOWLEDGED TO ME THAT THEY EXECUTED THE SAME.

                                       /s/ Minnie Levy
                                       -----------------------

                                            MINNIE LEVY
                                       NOTARY PUBLIC, STATE OF NEW YORK
                                            NO. 31-7528925
                                         Qualified in New York County
                                        Commission Expires March 30, 1960

                        CERTIFICATE OF INCORPORATION OF

                                 AVIANCA, INC.

             (PURSUANT TO ARTICLE 2 OF THE STOCK CORPORATION LAW.)

STATE OF NEW YORK                   FILED BY:
DEPARTMENT OF STATE                 DIAMOND & ELKIND
FILED MAY 2 - 1958

TAX $ 10                            OFFICE AND POST OFFICE ADDRESS
FILING FEE $40
                                    55 William Street
/s/ (name illegible)                New York 5, N.Y.

Secretary of State

By /s/ J. Tracy
   ----------------

STATE OF NEW YORK   }
                    }  SS:
DEPARTMENT OF STATE }



I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

     Witness my hand and seal of the Department of State on SEPTEMBER 30, 2004


(STATE OF NEW YORK DEPARTMENT OF STATE SEAL)             /s/
                                                  Secretary of State

                        CERTIFICATE OF CHANGE OF ADDRESS
                                       OF

                                 AVIANCA, INC.
                        --------------------------------
                          (Exact name of Corporation)

         The undersigned business corporation, having heretofore designated the Secretary of State of the State of New York as its agent upon whom process in any action or proceeding against it may be served within the State of New York, hereby certifies pursuant to section 24 of the Stock Corporation Law:

         That the address to which the Secretary of State shall mail a copy of any process against the corporation which may be served upon him pursuant to law after the filing of this certificate, is

                               6 West 49th Street
-------------------------------------------------------------------------------
                              (Street and Number)

                             New York 20, New York
-------------------------------------------------------------------------------
                            (City, Village or Town)

                                      N.Y.
-------------------------------------------------------------------------------
                                    (State)

         In Witness Whereof, such corporation has caused this certificate to be executed in its corporate name and under its corporate seal, by _______________


                                 MIGUEL POMBO
-------------------------------------------------------------------------------
                               (Name of officer)


its                                President
    ---------------------------------------------------------------------------
        (Here insert title of office; either president, vice-president, secretary or treasurer)

(Impress                                               AVIANCA, INC.
Corporate Seal    [SEAL]                  --------------------------------------
Here)                                     (Have exact corporate name typed here)

                                          By   /s/ Miguel Pombo
                                             -----------------------------------
                                                   (Signature of officer)
                    __
STATE OF NEW YORK     |
                      |ss.:
COUNTY OF NEW YORK  __|

         On the 21st day of August, 1958, before me personally appeared
Miguel Pombo to me personally known and known to me to be the person described in and who executed the foregoing certificate, and he thereupon acknowledged to me that he executed the same for the uses and purposes therein mentioned.

                                             /s/ [ILLEGIBLE]
                                             ----------------------------------
                                                      Notary Public

                                               County of
                                                         -----------------------

         NOTE: If the foregoing acknowledgment is taken without the State of New York, the signature of the Notary Public should be authenticated by a certificate of the clerk of the county in which such notary has power to act, or other proper officer.

         This certificate is to be forwarded to the Corporation Division, Department of State, Albany, N.Y., accompanied by $2.00 in payment of the filing fee.

5/2/58  p. 106315
NY Co.
s/s 342 Madison AVE.
NY NY

CERTIFICATE OF CHANGE OF ADDRESS
              OF

       AVIANCA, INC.

 Pursuant to Section 24 of the
     Stock Corporation Law

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED AUG 25, 1958

TAX $ NONE
FILING FEE $ 2 ==
     (ILLEGIBLE)
    SECRETARY OF STATE
BY: /s/ (ILLEGIBLE)
    ----------------

DIAMOND & ELKIND
Attorneys at Law
55 William Street
New York 5, N.Y.

STATE OF NEW YORK   }
                    }  SS:
DEPARTMENT OF STATE }



I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

     Witness my hand and seal of the Department of State on SEPTEMBER 30, 2004


(STATE OF NEW YORK DEPARTMENT OF STATE SEAL)             /s/
                                                  Secretary of State

                            CERTIFICATE OF AMENDMENT
                                     of the
                          CERTIFICATE OF INCORPORATION
                                       of
                                 AVIANCA, Inc.

               under Section 805 of the Business Corporation Law


         The undersigned, being the President and Secretary, of Avianca, Inc., do hereby certify and set forth:

         (1)      The Name of the Corporation is AVIANCA, Inc.

         (2) The Certificate of Incorporation of AVIANCA, Inc. was filed by the Department of State on the second day of May 1958.

         (3) Article SIXTH of the Certificate of Incorporation of AVIANCA, Inc. the subject matter of which is the number of the Corporation's directors and which presently leads:

         "SIXTH: - The number of directors shall be not less than three nor more than five, who need not be stockholders."

is hereby amended, pursuant to Sections 801 and 803 of the Business Corporation Law to read as follows:


         "SIXTH: - The number of directors shall be not less than three nor more than six who need not be stockholders."

         (4) The within amendment does not work a reduction in the Corporation's Stated Capital.

         (5) The manner in which this amendment to the Certificate of Incorporation of AVIANCA, Inc. was authorized was by the unanimous affirmative vote of all shares issued and outstanding at a meeting of the shareholders held at the Corporation's principal office on May 3, 1977.

     IN WITNESS WHEREOF, we have executed and subscribed this certificate and do affirm the foregoing as true under the penalties of perjury this 29th day of July, 1977.

                                             /s/ Guillermo Hernandez
                                             --------------------------------
                                             PRESIDENT
                                             GUILLERMO HERNANDEZ



                                             /s/ Raul Torres
                                             --------------------------------
                                             SECRETARY
                                             RAUL TORRES

                          ============================

                                    A423951

                          ============================


                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION


                          ============================


                                 AVIANCA, INC.


                          ============================





                          ============================


                             COX, LANGFORD & BROWN

                             21 DUPONT CIRCLE, N.W.

                             WASHINGTON, D.C. 20036


                          ============================



STATE OF NEW YORK
DEPARTMENT OF STATE
TAX $ NONE
FILING FEE $ 30

FILED
AUGUST 22, 1977

/s/ (name illegible)
Secretary of state

By: /s/ (name illegible)

STATE OF NEW YORK   }
                    }  SS:
DEPARTMENT OF STATE }



I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

     Witness my hand and seal of the Department of State on SEPTEMBER 30, 2004


(STATE OF NEW YORK DEPARTMENT OF STATE SEAL)             /s/
                                                  Secretary of State

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS                               FILING PERIOD              FEE
STATEMENT OF ADDRESSES AND DIRECTORS, PART A                   110790            05/1992                    $(ILLEGIBLE)
CORPORATION NAME
AVIANCA, INC.

1.  FARM          [ ]      The corporation is a corporation engaged in the production of crops, livestock, and livestock products
CORPORATION                on land used in agricultural production (Agriculture and Markets Law Section 301). It is not required to report.

2. NAME AND       NAME
  BUSINESS                 Mr. Augusto Lopez
 ADDRESS OF       ADDRESS
THE CHAIRMAN               AVIANCA, INC. - 8125 N.W. 53rd Street - Suite 111
OF THE BOARD      CITY                                                           STATE             ZIP + 4
OF DIRECTORS               Miami                                                 Fla.              33166

3.                NAME
 ADDRESS OF                AVIANCA, INC.
THE PRINCIPAL     ADDRESS
  EXECUTIVE                6 West 49th Street
   OFFICE         CITY                                                           STATE             ZIP + 4
                           New York                                              NY                10020

4.                NAME
 SERVICE OF                AVIANCA, INC.
   PROCESS        ADDRESS
   ADDRESS                 6 West 49th Street
                  CITY                                                           STATE             ZIP + 4
                           New York                                              NY                10020

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS                               FILING PERIOD              FEE
STATEMENT OF ADDRESSES AND DIRECTORS, PART B                   110790            05/1992                    $00.00
CORPORATION NAME
AVIANCA, INC.

(1)      NAME AND BUSINESS ADDRESS OF THE CHAIRMAN OF THE BOARD OF DIRECTORS

         NO ADDRESS ON FILE

(2)      ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE

         NO ADDRESS ON FILE

(3)      SERVICE OF PROCESS ADDRESS
         AVIANCA, INC.
         6 WEST 49TH ST.
         NEW YORK, NY 10020

MAKE NO MARKS BELOW THIS LINE                         PLEASE SIGN AND DATE ON REVERSE                               DOS-1167 (5/92)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                3199205 200110790 305000

                                IMPORTANT NOTICE


A New York Corporation which is no longer conducting business should file a Certificate of Dissolution pursuant to section 1003 of the Business Corporation Law, and a foreign corporation no longer conducting business in New York State should file a Surrender of Authority pursuant to section 1310 or a Termination of Existence pursuant to section 1311 of the Business Corporation Law. An inactive corporation continues to accrue tax liability and possible interest and penalties until formally dissolved, surrendered, or terminated. Questions regarding the filing of these certificates should be directed to the NYS Department of State, Division of Corporations, 162 Washington Avenue, Albany, NY 12231-0001 or by calling 518-473-2492. You are also advised to request Publication 110, "Information and Instructions for Termination of Business Corporations" from the Department of Taxation and Finance. Requests for this publication and questions regarding taxation issues should be sent to the NYS Department of Taxation and Finance, Processing and Revenue Management Division, Dissolution Unit, Building 8, Room 302, W.A. Harriman Campus, Albany, NY 12227.

                                   ----------

Filing Period and Penalty - the filing period is the calendar month during which the original certificate of incorporation or application for authority was filed or the effective date that corporate existence began, if stated in the certificate of incorporation. Failure to timely file this statement will be reflected in the department's records as past due or delinquent and may later subject the corporation to a fine of $250. See section 409 of the Business Corporation Law.

Filing Fee: The statutory filing fee is $50. It must be paid by cash, certified check, attorney's check, or postal money order made payable to the "Department of State." Other forms of payment will not be accepted. DO NOT mail cash.

Send entire form, completed, and with $50.00 fee, in the self-mailer envelope, to the Department of State, Division of Corporations, 162 Washington Avenue, Albany, NY 12231-0002.

Statement of Addresses and Directors, Part C

IN WITNESS WHEREOF, this certificate has been subscribed this 4 day of December 1992 by the undersigned who affirms that the statements made herein are true under the penalties of perjury.



ALFREDO VELEZ                                   /s/
--------------------------------                --------------------------------
PRINT OR TYPE NAME                              SIGNATURE


Executive Vice President
--------------------------------
PRINT OR TYPE TITLE

       STATE OF NEW YORK
      DEPARTMENT OF STATE
       FILED JAN O5 1993

BY: R. H.
   -----------------------------


MAKE NO MARKS BELOW THIS LINE
--------------------------------------------------------------------------------

STATE OF NEW YORK   }
                    }  SS:
DEPARTMENT OF STATE }



I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

     Witness my hand and seal of the Department of State on SEPTEMBER 30, 2004


(STATE OF NEW YORK DEPARTMENT OF STATE SEAL)             /s/
                                                  Secretary of State

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS                                        FILING PERIOD         FEE

Statement of Addresses and Directors, Part B                            110790               05/1993           $50.00

CORPORATION NAME
---------------

AVIANCA, INC.

(1)      NAME AND BUSINESS ADDRESS OF THE CHAIRMAN OF THE BOARD OF DIRECTORS
         -------------------------------------------------------------------

         MR. AUGUSTO LOPEZ                                                         If there are no changes since your Annual
         8125 N.W. 53RD STREET                                                     Statement filing of last year, please check
         SUITE 111                                                                 this box:
         MIAMI, FL 33166                                                                           [X]

(2)      ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE                                 Sign and date the reverse, include payment
         -----------------------------------------                                 of $50.00 payable to the Dept. of State

         AVIANCA, INC.
         6 WEST 49TH STREET
         NEW YORK, NY 10020

(3)      SERVICE OF PROCESS ADDRESS
         --------------------------

         AVIANCA, INC.
         6 WEST 49TH STREET
         NEW YORK, NY 10020

MAKE NO MARKS BELOW THIS LINE                    (PLEASE SIGN AND DATE ON REVERSE)                              DOS 1779 (3/93)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                          7199305 200110790 305000

STATEMENT OF ADDRESSES AND DIRECTORS, PART C

         IN WITNESS WHEREOF, this certificate has been subscribed this 21 day of May, 1993, by the undersigned who affirms that the statements made herein are true under the penalties of perjury.


ALFREDO VELEZ DE LA ROSA                          /s/
------------------------                        X -----------------------
PRINT OR TYPE NAME                              SIGNATURE


EXECUTIVE VICE PRESIDENT N.A.
-----------------------------
PRINT OR TYPE TITLE

STATE OF NEW YORK   }
                    }  SS:
DEPARTMENT OF STATE }



I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

     Witness my hand and seal of the Department of State on SEPTEMBER 30, 2004


(STATE OF NEW YORK DEPARTMENT OF STATE SEAL)             /s/
                                                  Secretary of State

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS                FILING PERIOD    FEE
BIENNIAL STATEMENT OF ADDRESSES AND DIRECTORS, PART A      110790    05/1996      $9.00
CORPORATION NAME
----------------


AVIANCA, INC.

1.  FARM        [ ]     The corporation is a corporation engaged in the
 CORPORATION            production of crops, livestock, and livestock products
                        on land used in agricultural production (Agriculture
                        and Markets Law Section 301). It is not required to
                        report.


2.  NAME AND       NAME
    BUSINESS
   ADDRESS OF      ADDRESS
  THE CHAIRMAN
  OF THE BOARD     CITY                                    STATE        ZIP + 4
  OF DIRECTORS


3. ADDRESS OF      NAME
       THE                   AVIANCA INC.
   PRINCIPAL
   EXECUTIVE       ADDRESS
    OFFICER                720 FIFTH AVENUE - SUITE #501
                   CITY                                    STATE        ZIP + 4
                           NEW YORK                         NY        10019-4107


4. SERVICE OF      NAME
    PROCESS                AVIANCA INC.
    ADDRESS
                   ADDRESS
                           720 FIFTH AVENUE - SUITE #501
                   CITY                                    STATE        ZIP + 4
                           NEW YORK                         NY        10019-4107


NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS                  FILING PERIOD    FEE
BIENNIAL STATEMENT OF ADDRESSES AND DIRECTORS, PART B       110790    05/1996       $9.00

CORPORATION NAME
----------------
AVIANCA, INC.

(1) NAME AND BUSINESS ADDRESS OF THE CHAIRMAN OF THE BOARD OF DIRECTORS
    -------------------------------------------------------------------
    MR. AUGUSTO LOPEZ
    8125 N.W. 53RD STREET
    STE 111
    MIAMI FL 33166

(2) ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE                                       If there are no changes to the information
    -----------------------------------------                                       printed in Part B, please check this
    AVIANCA, INC.                                                                   box (Do not complete Part A):
    6 WEST 49TH STREET
    NEW YORK, NY 10020                                                              [  ]

(3) SERVICE OF PROCESS ADDRESS                                                      Sign and complete Part C on reverse side.
    --------------------------                                                      Include payment of $9.00 payable to
    AVIANCA, INC.                                                                   the Dept. of State
    6 WEST 49TH STREET
    NEW YORK, NY 10020



MAKE NO MARKS BELOW THIS LINE    (YOU MUST SIGN AND DATE ON REVERSE) DOS-1179 [ILLEGIBLE]
-----------------------------------------------------------------------------------------

                                IMPORTANT NOTICE


A New York Corporation which is no longer conducting business should file a Certificate of Dissolution pursuant to section 1003 of the Business Corporation Law, and a foreign corporation no longer conduction business in New York State should file a Surrender of Authority pursuant to section 1310 or a Termination of Existence pursuant to section 1311 of the Business Corporation Law. An inactive corporation continues to accrue tax liability and possible interest and penalties until formally dissolved, surrendered, or terminated. Questions regarding the filing of these certificates should be directed to the NYS Department of State, Division of Corporations, Albany, NY 12231-0002 or by calling 518-473-2492. You are also advised to request Publication 110, "Information and Instructions for Termination of Business Corporations" from the Department of Taxation and Finance. Requests for the publication may be made by phone by calling 1-800-462-8100. Mail requests should be addressed to: NYS Department of Taxation & Finance, Taxpayer Assistance Bureau W.A. Harriman Campus, Albany NY 12227.


                           --------------------------

Penalty - failure to timely file this statement will be reflected in the department's records as past due or delinquent any may later subject the corporation to a fine of $250. See Section 409 of the Business Corporation Law.

Filing Period - the filing period is the calendar month during which the original certificate of incorporation or application for authority was filed or the effective date that corporate existence began, if stated in the certificate of incorporation.

Filing Fee. The statutory filing fee is $9.00. Checks and money orders must be made payable to the "Department of State." DO NOT, mail cash.

Send entire form, completed, and with $9.00 fee, in the self-mailer envelope, to the Department of State, Division of Corporations, 162 Washington Avenue, Albany, NY 12231-0002

Biennial Statement of Addresses and Directors, Part C

IN WITNESS WHEREOF, this certificate has been subscribed this 5th day of June, 1996, by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

ALFREDO VELEZ DE LA ROSA                           /s/ ALFREDO VELEZ DE LA ROSA
---------------------------------                  -----------------------------
PRINT OR TYPE NAME OF SIGNER                       SIGNATURE

EXECUTIVE VICE-PRESIDENT, N.A.
---------------------------------
PRINT OR TYPE NAME SIGNER'S TITLE

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED JUNE 18 1996

BY: /s/
   -------------------------------


                    This form does not need to be notarized

STATE OF NEW YORK   }
                    }  SS:
DEPARTMENT OF STATE }



I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

     Witness my hand and seal of the Department of State on SEPTEMBER 30, 2004


(STATE OF NEW YORK DEPARTMENT OF STATE SEAL)             /s/
                                                  Secretary of State

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS                                        FILING PERIOD         FEE

Biennial Statement Part B                                               110790               05/1998           $9.00

CORPORATION NAME
---------------

AVIANCA, INC.

(1)      NAME AND BUSINESS ADDRESS OF THE CHAIRMAN OF THE BOARD OF DIRECTORS
         -------------------------------------------------------------------

         MR. AUGUSTO LOPEZ                                                         If there are no changes since your Annual
         8125 N.W. 53RD STREET                                                     Statement filing of last year, please check
         SUITE 111                                                                 this box:
         MIAMI, FL 33166                                                                           [X]

(2)      ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE                                 Sign and date the reverse, include payment
         -----------------------------------------                                 of $50.00 payable to the Dept. of State

         AVIANCA, INC.
         720 5TH AVE
         STE 501
         NEW YORK, NY 10019-4107

(3)      SERVICE OF PROCESS ADDRESS
         --------------------------

         AVIANCA, INC.
         720 5TH AVE
         STE 501
         NEW YORK, NY 10019-4107


MAKE NO MARKS BELOW THIS LINE                    (YOU MUST SIGN AND DATE ON REVERSE)                            (ILLEGIBLE)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                          5199805 200110790 300900

Biennial Statement, Part C                                       98050100 2642

         IN WITNESS WHEREOF, this certificate has been subscribed this 20 day of April, 1998; by the undersigned who affirms that the statements made herein are true under the penalties of perjury.



CECILIA P. BATTISTA                  Cecilia Battista
----------------------------         -------------------------------------------
PRINT OR TYPE NAME OF SIGNER         SIGNATURE OFFICER DIRECTOR MANAGER OF SALES

ADM. & HUMAN RESOURCES MGR., NA
-------------------------------
PRINT OR TYPE SIGNER'S TITLE


[STATE OF NEW YORK
DEPARTMENT OF STATE
DATED MAY 01, 1998]
BY:
   ---------------------------- 08050100 2642



Make no marks below this line            This form does not need to be notarized
--------------------------------------------------------------------------------

STATE OF NEW YORK   }
                    }  SS:
DEPARTMENT OF STATE }



I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

     Witness my hand and seal of the Department of State on SEPTEMBER 30, 2004


(STATE OF NEW YORK DEPARTMENT OF STATE SEAL)             /s/
                                                  Secretary of State

(COPY OFF PAGE)                                              FILING PERIOD    FEE
                                                      110790    05/2000      $9.00
CORPORATION NAME
----------------

AVIANCA, INC.

1.  FARM        [ ]     The corporation is a corporation engaged in the
 CORPORATION            production of crops, livestock, and livestock products
                        on land used in agricultural production (Agriculture and Markets Law Section 301). It is not required to report.


2. NAME AND     NAME
  BUSINESS              THOMAS C. KERNS
 ADDRESS OF
  THE CHIEF     ADDRESS
  EXECUTIVE             8125 N.W. 53RD ST., SUITE #111
  OFFICER       CITY                                    STATE        ZIP & 4
                        MIAMI                            FL           33166


3.              NAME

  ADDRESS OF
 THE PRINCIPAL  ADDRESS
   EXECUTIVE            8125 N.W. 53RD ST., SUITE #111
    OFFICE      CITY                                    STATE        ZIP & 4
                        MIAMI                            FL           33166


4.              NAME

 SERVICE OF
  PROCESS       ADDRESS
  ADDRESS               8125 N.W. 53RD ST., SUITE #111
                CITY                                    STATE        ZIP & 4
                        MIAMI                            FL           33166



NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS           FILING PERIOD   FEE
BIENNIAL STATEMENT, PART B                           110790    05/2000      $9.00

CORPORATION NAME
----------------
AVIANCA, INC.

(1) NAME AND BUSINESS ADDRESS OF THE CHIEF EXECUTIVE OFFICER
    --------------------------------------------------------
    THOMAS C. KERNS
    8125 N.W. 53RD ST.                                            IF THERE ARE NO CHANGES TO THE INFORMATION
    SUITE 111                                                     PRINTED IN PART B, SIGN PART C AND RETURN WITH
    MIAMI FL 33166                                                PAYMENT PAYABLE TO THE DEPT. OF STATE

(2) ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE
    -----------------------------------------
    AVIANCA, INC.
    720 5TH AVE
    STE 501
    NEW YORK, NY 10019-4107

(3) SERVICE OF PROCESS ADDRESS
    --------------------------
    AVIANCA, INC.
    720 5TH AVE
    STE 501
    NEW YORK, NY 10019-4107

MAKE NO MARKS BELOW THIS LINE    (YOU MUST SIGN ON REVERSE) DOS-1179 (07/99)
-------------------------------------------------------------------------------

                                IMPORTANT NOTICE

A New York Corporation which is no longer conducting business should file a Certificate of Dissolution pursuant to section 1003 of the Business Corporation Law, and a foreign corporation no longer conduction business in New York State should file a Surrender of Authority pursuant to section 1310 or a Termination of Existence pursuant to section 1311 of the Business Corporation Law. An inactive corporation continues to accrue tax liability and possible interest and penalties until formally dissolved, surrendered, or terminated. Questions regarding the filing of these certificates should be directed to the NYS Department of State, Division of Corporations, Albany, NY 12231-0002 or by calling 518-473-6385. You are also advised to request Publication 110, "Information and Instructions for Termination of Business Corporations" from the Department of Taxation and Finance. Requests for the publication may be made by phone by calling 1-800-462-8100. Mail requests should be addressed to: NYS Department of Taxation & Finance, Taxpayer Assistance Bureau W.A. Harriman Campus, Albany NY 12227.

                           --------------------------

Penalty - failure to timely file this statement will be reflected in the department's records as past due or delinquent any may later subject the corporation to a fine of $250. See Section 409 of the Business Corporation Law.

Filing Period - the filing period is the calendar month during which the original certificate of incorporation or application for authority was filed or the effective date that corporate existence began, if stated in the certificate of incorporation.

Filing Fee. The statutory filing fee is $9.00. Checks and money orders must be made payable to the "Department of State." DO NOT, mail cash.

Send entire form, completed, and with $9.00 fee, in the self-mailer envelope, to the Department of State, Division of Corporations, 41 State Street, Albany, NY 12231-0002

Biennial Statement  Part C - Signing

CECILIA P. BATTISTA                                 /s/ CECILIA P. BATTISTA
------------------------------------               -----------------------------
PRINT OR TYPE NAME OF SIGNER                       SIGNATURE

ADMINISTRATION & HUMAN RESOURCES                   AVIANCA INC.
------------------------------------
PRINT OR TYPE THE TITLE OR CAPACITY
OF THE SIGNER

STATE OF NEW YORK                                  Check No. 17889
DEPARTMENT OF STATE                                5/18/00
FILED JUN 22 1996

BY: /S/
   ---------------------------------

STATE OF NEW YORK   }
                    }  SS:
DEPARTMENT OF STATE }



I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

     Witness my hand and seal of the Department of State on SEPTEMBER 30, 2004


(STATE OF NEW YORK DEPARTMENT OF STATE SEAL)             /s/
                                                  Secretary of State

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS           FILING PERIOD    FEE
BIENNIAL STATEMENT, PART A                            110790    05/2002      $9.00
CORPORATION NAME
----------------


AVIANCA, INC.

1   FARM        [ ]     The corporation is a corporation engaged in the
 CORPORATION            production of crops, livestock, and livestock products
                        on land used in agricultural production (Agriculture
                        and Markets Law Section 301). It is not required to
                        report.


2  NAME AND     NAME
  BUSINESS              JUAN C. ARBELAEZ
 ADDRESS OF
  THE CHIEF     ADDRESS
  EXECUTIVE             8125 NW 53RD STREET
  OFFICER       CITY                                    STATE        ZIP + 4
                        MIAMI, FL 33166


3 ADDRESS OF    NAME
     THE                 AVIANCA, INC.
  PRINCIPAL
  EXECUTIVE     ADDRESS
   OFFICE               8125 NW 53RD STREET
                CITY                                    STATE        ZIP + 4
                        MIAMI, FL 33166


4               NAME
                        AVIANCA, INC.
 SERVICE OF
  PROCESS       ADDRESS
  ADDRESS               8125 NW 53RD STREET
                CITY                                    STATE        ZIP + 4
                        MIAMI, FL 33166


NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS           FILING PERIOD    FEE
BIENNIAL STATEMENT, PART B                           110790    05/2002       $9.00

CORPORATION NAME
----------------
AVIANCA, INC.

(1) NAME AND BUSINESS ADDRESS OF THE CHIEF EXECUTIVE OFFICER
    --------------------------------------------------------
    THOMAS C. KERNS
    8125 NW 53RD ST.                                              IF THERE ARE NO CHANGES TO THE INFORMATION
    STE 111                                                       PRINTED IN PART B, SIGN PART C AND RETURN WITH
    MIAMI FL 33166                                                PAYMENT PAYABLE TO THE DEPT. OF STATE

(2) ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE
    -----------------------------------------
    AVIANCA, INC.
    8125 NW 53RD ST.
    STE 111
    MIAMI FL 33166

(3) SERVICE OF PROCESS ADDRESS
    --------------------------
    AVIANCA, INC.
    8125 NW 53RD ST.
    STE 111
    MIAMI FL 33166

MAKE NO MARKS BELOW THIS LINE    (YOU MUST SIGN ON REVERSE)
-------------------------------------------------------------------------------

                                IMPORTANT NOTICE


A New York Corporation which is no longer conducting business should file a Certificate of Dissolution pursuant to section 1003 of the Business Corporation Law, and a foreign corporation no longer conduction business in New York State should file a Surrender of Authority pursuant to section 1310 or a Termination of Existence pursuant to section 1311 of the Business Corporation Law. An inactive corporation continues to accrue tax liability and possible interest and penalties until formally dissolved, surrendered, or terminated. Questions regarding the filing of these certificates should be directed to the NYS Department of State, Division of Corporations, Albany, NY 12231-0002 or by calling 518-473-2492. You are also advised to request Publication 110, "Information and Instructions for Termination of Business Corporations" from the Department of Taxation and Finance. Requests for the publication may be made by phone by calling 1-800-462-8100. Mail requests should be addressed to: NYS Department of Taxation & Finance, Taxpayer Assistance Bureau W.A. Harriman Campus, Albany NY 12227.


                           --------------------------

Penalty - failure to timely file this statement will be reflected in the department's records as past due or delinquent any may later subject the corporation to a fine of $250. See Section 409 of the Business Corporation Law.

Filing Period - the filing period is the calendar month during which the original certificate of incorporation or application for authority was filed or the effective date that corporate existence began, if stated in the certificate of incorporation.

Filing Fee. The statutory filing fee is $9.00. Checks and money orders must be made payable to the "Department of State." DO NOT, mail cash.

Send entire form completed, and with $9.00 fee, in the self-mailer envelope, to the Department of State, Division of Corporations, 41 State Street, Albany, NY 12231-0002

Biennial Statement, Part C - Signing


LUIS TORRES                                        /s/ LUIS TORRE
-------------------------------------------------  -----------------------------
PRINT OR TYPE NAME OF SIGNER                       SIGNATURE

  FINANCE MANAGER
-------------------------------------------------
PRINT OR TYPE THE TITLE OR CAPACITY OF THE SIGNER